File No. 33-79166, 811-8522
                                                         Filed under Rule 497(c)


                           EQUI-SELECT SERIES TRUST
                               699 WALNUT STREET
                            DES MOINES, IOWA 50309

                               ----------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. This prospectus offers six of the nine Portfolios of the Trust. The six Portfolios are: Growth & Income Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio and Value + Growth Portfolio. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies").

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated May 1, 1997, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 344-6864 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                         Prospectus Dated May 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Trust................................................................   1
  Investment Adviser and Sub-Advisers......................................   1
  The Portfolios...........................................................   1
  Investment Risks.........................................................   2
  Sales and Redemptions....................................................   3
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   6
  Portfolios Seeking Capital Growth........................................   6
    OTC Portfolio..........................................................   6
    Research Portfolio.....................................................   8
    Value + Growth Portfolio...............................................  10
  Portfolios Seeking Total Return..........................................  12
    International Fixed Income Portfolio...................................  12
    Total Return Portfolio.................................................  14
    Growth & Income Portfolio..............................................  16
MANAGEMENT OF THE TRUST....................................................  18
  Investment Adviser.......................................................  18
  Advisory Fee Waiver and Expense Cap......................................  19
  Expenses of the Trust....................................................  19
  Sub-Advisers.............................................................  20
SALES AND REDEMPTIONS......................................................  22
NET ASSET VALUE............................................................  22
PERFORMANCE INFORMATION....................................................  22
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  23
ADDITIONAL INFORMATION.....................................................  23
APPENDIX................................................................... A-1

                                       I

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

  Subject to the authority of the Board of Trustees of the Trust, Equitable Investment Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for certain of the Portfolios to make investment decisions and place orders. The Sub-Advisers for these Portfolios are:

          SUB-ADVISER                         NAME OF PORTFOLIO
          -----------                         -----------------
Credit Suisse Asset Management Limited    International Fixed Income
Massachusetts Financial Services Company  OTC
                                          Research
                                          Total Return
Robertson, Stephens & Company Investment
 Management, L.P.                         Growth & Income
                                          Value + Growth

For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  GROWTH & INCOME PORTFOLIO. The Growth & Income Portfolio seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  INTERNATIONAL FIXED INCOME PORTFOLIO. The International Fixed Income Portfolio seeks to provide high total return. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in fixed income securities of issuers whose principal activities are outside of the U.S. or foreign currency denominated fixed income securities of U.S. issuers. Under normal conditions, the Portfolio's Sub-Adviser expects that the Portfolio generally will be invested in at least six different countries, including the U.S., although the Portfolio may at times invest all of its assets in a single country.

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  VALUE + GROWTH PORTFOLIO. The Value + Growth Portfolio seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

  The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the SAI are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

  The investment strategies and portfolio investments of the Growth & Income Portfolio and Value + Growth Portfolio will differ from those of most other mutual funds. Robertson, Stephens & Company Investment Management, L.P., the Sub-Adviser to each of these two Portfolios, seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. When Robertson, Stephens & Company Investment Management, L.P. identifies such an investment opportunity, it may devote more of a Portfolio's assets to pursuing that opportunity, or at different times, than many other mutual funds, and may select investments for a Portfolio that would be inappropriate for less aggressive mutual funds.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS
                           EQUI-SELECT SERIES TRUST

  The following tables which have been audited by Ernst & Young LLP, independent auditors, include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the Portfolios at December 31, 1996. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31, 1996, are incorporated herein by reference in reliance upon the report of Ernst & Young LLP such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1996 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 344-6864.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OF STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                         NET REALIZED
                   NET ASSET    NET     AND UNREALIZED   TOTAL    DISTRIBUTIONS                            NET ASSET
                   VALUE AT  INVESTMENT  GAIN (LOSS)      FROM      FROM NET         NET                   VALUE AT
                   BEGINNING   INCOME         ON       INVESTMENT  INVESTMENT   CAPITAL GAINS    TOTAL        END      TOTAL
                   OF PERIOD (LOSS)(1)   INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS DISTRIBUTION OF PERIOD RETURN(2)
                   --------- ---------- -------------- ---------- ------------- ------------- ------------ --------- ---------
International
Fixed Income
Portfolio
 Year ended
 December 31,
 1996............   $11.09     $ 0.53       $ 0.02       $ 0.55      $(0.58)       $(0.18)       $(0.76)    $10.88      5.05%
 Year ended
 December 31,
 1995............    10.02       0.41         1.24         1.65       (0.47)        (0.11)        (0.58)     11.09     15.81
 Period ended
 December 31,
 1994*...........    10.00       0.15        (0.05)        0.10       (0.08)         0.00         (0.08)     10.02      1.01
OTC Portfolio
 Year ended
 December 31,
 1996............    12.08      (0.03)        2.52         2.49        0.00         (0.75)        (0.75)     13.82     20.68
 Year ended
 December 31,
 1995............    10.36      (0.02)        3.07         3.05        0.00         (1.33)        (1.33)     12.08     29.23
 Period ended
 December 31,
 1994*...........    10.00       0.00         0.36         0.36        0.00          0.00          0.00      10.36      3.59
Research
Portfolio
 Year ended
 December 31,
 1996............    12.88       0.00         3.00         3.00        0.00(6)      (0.45)        (0.45)     15.43     23.37
 Year ended
 December 31,
 1995............     9.59       0.03         3.48         3.51       (0.03)        (0.19)        (0.22)     12.88     36.58
 Period ended
 December 31,
 1994*...........    10.00       0.09        (0.41)       (0.32)      (0.09)         0.00         (0.09)      9.59     (3.22)
Total Return
Portfolio
 Year ended
 December 31,
 1996............    11.90       0.26         1.37         1.63       (0.26)        (0.12)        (0.38)     13.15     13.70
 Year ended
 December 31,
 1995............     9.76       0.21         2.19         2.40       (0.21)        (0.05)        (0.26)     11.90     24.51
 Period ended
 December 31,
 1994*...........    10.00       0.09        (0.24)       (0.15)      (0.09)         0.00         (0.09)      9.76     (1.47)
Value + Growth
Portfolio
 Period ended
 December 31,
 1996**..........    10.00      (0.04)        1.59         1.55        0.00         (0.12)        (0.12)     11.43     15.49
Growth & Income
Portfolio
 Period ended
 December 31,
 1996**..........    10.00       0.02         2.61         2.63       (0.02)        (0.02)        (0.04)     12.59     26.19
                                    RATIO       RATIO OF NET
                                 OF OPERATING    INVESTMENT
                   NET ASSETS      EXPENSES     INCOME (LOSS) PORTFOLIO  AVERAGE
                       END        TO AVERAGE     TO AVERAGE   TURNOVER  COMMISSION
                    OF PERIOD  NET ASSETS(1)(3) NET ASSETS(3)  RATE(4)   RATE(5)
                   ----------- ---------------- ------------- --------- ----------
International
Fixed Income
Portfolio
 Year ended
 December 31,
 1996............  $10,746,781       1.60%           4.73%       113%        N/A
 Year ended
 December 31,
 1995............    8,556,253       1.00            5.94         89         --
 Period ended
 December 31,
 1994*...........    5,062,830       0.75            5.93          6         --
OTC Portfolio
 Year ended
 December 31,
 1996............   43,321,580       1.35           (0.63)       122      $.0402
 Year ended
 December 31,
 1995............    9,054,622       1.07           (0.22)       111         --
 Period ended
 December 31,
 1994*...........    1,695,685       0.75            0.16          6         --
Research
Portfolio
 Year ended
 December 31,
 1996............   75,178,842       1.31            0.05         68       .0281
 Year ended
 December 31,
 1995............   16,185,802       1.12            0.58         83         --
 Period ended
 December 31,
 1994*...........    1,626,521       0.75            4.65         85         --
Total Return
Portfolio
 Year ended
 December 31,
 1996............   57,301,963       1.25            3.29        131       .0510
 Year ended
 December 31,
 1995............   15,502,907       1.11            3.88         89         --
 Period ended
 December 31,
 1994*...........    1,298,365       0.75            4.58         45         --
Value + Growth
Portfolio
 Period ended
 December 31,
 1996**..........   19,721,864       1.70           (0.90)       143       .0523
Growth & Income
Portfolio
 Period ended
 December 31,
 1996**..........   42,400,808       1.64            0.38        115       .0551

----
(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI"). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income
    (loss) per share and ratio of operating expenses to average net assets would have been as follows for the years ended December 31, 1996, 1995 and the period ended December 31, 1994, respectively: International Fixed Income Portfolio, $0.49 and 1.94%, $0.31 and 2.13%, $0.10 and 2.53%; OTC
    Portfolio, $(0.03) and 1.35%, $(0.10) and 2.52%, $(0.12) and 7.10%;
    Research Portfolio, $0.00 and 1.31%, $(0.04) and 2.48%, $(0.04) and 7.48%;
    Total Return Portfolio, $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and
    8.31%; Value + Growth Portfolio, $(0.05) and 1.90%; and Growth & Income Portfolio, $0.02 and 1.64%.
(2) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average net assets in equity security transactions for which commission are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(6) Amount is less than $0.003 per share.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

PORTFOLIOS SEEKING CAPITAL GROWTH

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS--OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depository Receipts ("ADRs"); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International

(U.K.) Limited, a wholly-owned subsidiary of MFS. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

INVESTMENT POLICIES AND RISKS--RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and SAI.

 VALUE + GROWTH PORTFOLIO

  The investment objective of the Value + Growth Portfolio is capital appreciation. The Portfolio invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

INVESTMENT POLICIES AND RISKS--VALUE + GROWTH PORTFOLIO

  In selecting investments for the Portfolio, the primary emphasis of Robertson, Stephens & Company Investment Management, L.P., the Portfolio's Sub-Adviser, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Robertson, Stephens & Company Investment Management, L.P. may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of
(1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company,
(4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. Robertson, Stephens & Company Investment Management, L.P. also may use similar factors to identify stocks which it believes to be overvalued and may engage in short sales of such securities.

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix--Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix--Strategic Transactions--Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest in debt securities from time to time if the Sub-Adviser believes that it might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances, the Portfolio would not likely invest a substantial portion of its assets in debt securities.

  The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-Adviser to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's or BBB or higher by S&P. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and S&P are contained in the SAI.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). See the SAI for a further description of index futures and options including risks.

  The Value + Growth Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. (See "Appendix--Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transactions costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1996 is set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and SAI.

PORTFOLIOS SEEKING TOTAL RETURN

 INTERNATIONAL FIXED INCOME PORTFOLIO

  The investment objective of the International Fixed Income Portfolio is to provide high total return. The Portfolio will seek to achieve its objective by investing in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions.

INVESTMENT POLICIES AND RISKS--INTERNATIONAL FIXED INCOME PORTFOLIO

  Under normal market conditions, the Portfolio will invest primarily in: (i) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any entity which is majority owned by such government, agency, instrumentality, or political subdivision); (ii) U.S. government securities; and (iii) debt securities issued or guaranteed by supranational organizations, considered to be "government securities."

  The Portfolio may also invest in non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements.

  As an international portfolio, the Portfolio may invest in securities issued in any currency and may hold foreign currencies. Under normal conditions, the Portfolio's Sub-Adviser expects that the Portfolio generally will be invested in at least six different countries, including the U.S., although the Portfolio may at times invest all of its assets in a single country.

  It is currently anticipated that the Portfolio's assets will be invested principally within, or in the currencies of, Australia, Canada, Japan, New Zealand, the United States, Scandinavia, and Western Europe and in securities denominated in the currencies of those countries or denominated in multinational currency units, such as the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. Securities of issuers within a given country may be denominated in the currency of another country. In addition, when the Portfolio's Sub-Adviser believes that U.S. securities offer superior opportunities for achieving the Portfolio's investment objective, or for temporary defensive purposes, the Portfolio may invest substantially all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars.

  The Portfolio may also acquire securities and currency in less developed countries as well as in developing countries. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio is also authorized to invest in debt securities of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Portfolio is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

  The Portfolio may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities.

  The Portfolio may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Portfolio's debt investments will not exceed 10 years. Generally, the average maturity of the Portfolio's debt portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

  To protect against credit risk, the Portfolio invests primarily in high-grade debt securities. At least 65% of the Portfolio's investments will consist of securities rated within the three highest rating categories of S&P (AAA, AA, A) or Moody's (Aaa, Aa or A) or if unrated, will be considered by the Sub-Adviser to be of equivalent quality.

  The Portfolio may engage in certain Strategic Transactions, which include dollar roll transactions, reverse repurchase agreements, interest rate transactions, options on securities and indexes, futures and options on futures, options on foreign currencies, foreign exchange transactions and over the counter options. (See "Appendix--Strategic Transactions".)

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  The Portfolio's net asset value per share fluctuates, depending on (i) current worldwide market interest rates, (ii) the value of the currencies in which the Portfolio's securities are denominated when compared to the U.S. dollar, (iii) the success of the Sub-Adviser's currency hedging techniques, and (iv) the creditworthiness of the issuers in which the Portfolio is invested. In pursuing the Portfolio's investment objective, however, the Sub-Adviser actively manages the Portfolio in an effort to minimize the effect of such factors on the Portfolio's net asset value per share. The Sub-Adviser allocates the Portfolio's investments among those markets, issuers and currencies which it believes offer the most attractive combination of high income and principal stability. In evaluating investments for the Portfolio, the Sub-Adviser analyzes relative yields and the appreciation potential of securities in particular markets; world interest rates and monetary trends; economic, political and financial market conditions in different countries; credit quality; and the relationship of individual foreign currencies to the U.S. dollar. The Sub-Adviser also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

  The Portfolio may adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objective. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Sub-Adviser anticipates that the Portfolio's portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs which would have to be borne directly by the Trust and ultimately by the shareholders. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 as set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and SAI.

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS--TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities.

Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn additional income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 GROWTH & INCOME PORTFOLIO

  The investment objective of the Growth & Income Portfolio is long-term total return. The Portfolio will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  The Portfolio will normally invest the majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. Although the Portfolio will focus on companies with market capitalizations of up to $3 billion, the Portfolio intends to remain flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price.

INVESTMENT POLICIES AND RISKS--GROWTH & INCOME PORTFOLIO

  Small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Appendix--Small Companies."

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix--Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix--Strategic Transactions-- Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest without limit in debt securities and other fixed-income securities. The Portfolio may invest in lower-quality, high yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Such investments involve certain risks. See "Appendix--Lower Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). See the SAI for a further description of index futures and options including risks.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations (See "Appendix--Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1996 is set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and SAI.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Equitable Investment Services, Inc., 699 Walnut Street, Des Moines, Iowa 50309 (the "Adviser"), manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

  The Adviser is an Iowa corporation which was incorporated in 1969. The Adviser is engaged in the business of providing investment advice to affiliated insurance companies.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  The Adviser retains sub-advisers for each of the Portfolios.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                          ADVISORY FEE
     PORTFOLIO                          (ANNUAL RATE BASED ON AVERAGE DAILY NET ASSETS  OF EACH PORTFOLIO)
     --------------------------          ----------------------------------------------------------------
     Growth & Income                     .95% of first $200 million
                                         .75% of average net assets over and above $200 million
     International Fixed Income          .85% of first $200 million
                                         .75% of next $300 million
                                         .60% of next $500 million
                                         .55% of next $1 billion
                                         .40% of average net assets over and above $2 billion
     OTC                                 .80% of first $300 million
                                         .55% of average net assets over and above $300 million
     Research                            .80% of first $300 million
                                         .55% of average net assets over and above $300 million
     Total Return                        .80% of first $300 million
                                         .55% of average net assets over and above $300 million
     Value + Growth                      .95% of first $500 million
                                         .75% of average net assets over and above $500 million

ADVISORY FEE WAIVER AND EXPENSE CAP

  The Adviser has undertaken to reimburse each Portfolio for all operating expenses, excluding management fees, that exceed .40% of the average daily net assets of the OTC, Total Return, Research, Growth & Income and Value + Growth Portfolios and .75% of the average daily net assets of the International Fixed Income Portfolio. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1996, the Adviser had agreed to reimburse the Trust with regard to the above-listed portfolios for $50,502 for expenses in excess of the voluntary expense limitations, of which $16,963 was owed to the Trust as of December 31, 1996.

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISERS

  In accordance with a Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, a Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets in equity securities and $19.9 billion of assets in fixed income securities. Approximately $4.0 billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald R. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke oversees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-- Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer at MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:

      OTC Portfolio          .40% of first $300 million
                             .25% of average net assets over and above $300 million
      Research Portfolio     .40% of first $300 million
                             .25% of average net assets over and above $300 million
      Total Return Portfolio .40% of first $300 million
                             .25% of average net assets over and above $300 million

  CREDIT SUISSE ASSET MANAGEMENT LIMITED (formerly, CS First Boston Investment Management Ltd.),("CSAML"), Beaufort House, London, England, is the Sub-Adviser for the International Fixed Income Portfolio of the Trust. CSAML is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation.

  Robert J. Parker and Mark J. Morris are the portfolio managers of CSAML for the International Fixed Income Portfolio. Mr. Parker is a managing director, and President of CSAML. Mr. Parker is also chief investment officer of the international fixed income group. Mr. Parker was a founding member of CSAML. Prior to joining the firm, he spent six years at N.M. Rothschild and Sons, Limited as assistant director in the investment management department. He began his career with Lloyds Bank International in France in the corporate finance department. Mr. Parker earned an M.A. degree in economics from the University of Cambridge.

  Mr. Morris is a director and global fixed income portfolio manager of CSAML. Mr. Morris has responsibility for both U.S. and non-U.S. clients. He joined CSAML in 1986 as a fixed income portfolio manager with primary research responsibility for Japan, and also to coordinate currency views. Prior to joining the firm, he worked at Bank of America and Barclays National Industrial Bank. Mr. Morris earned a B.Sc. degree in electrical engineering and an M.B.A. in finance from Cape Town University. He is a member of the Securities Institute.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to CSAML, as full compensation for services rendered under the Agreement with respect to the International Fixed Income Portfolio, the following annual fees:

   International Fixed Income Portfolio .45% of first $200 million
                                        .40% of next $300 million
                                        .30% of next $500 million
                                        .25% of next $1 billion
                                        .10% of average net assets over and above $2 billion

  ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., 555 California Street, San Francisco, CA 94104, is the Sub-Adviser for the Growth & Income and Value + Growth Portfolios of the Trust. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc. Robertson, Stephens Company Investment Management L.P. is affiliated with Robertson, Stephens & Company, LLC, a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, LLC has managed underwritten public offerings for over $15 billion of securities of emerging growth companies. Robertson, Stephens & Company Investment Management, L.P., and its affiliates have in excess of $3.5 billion under management in public and private investment funds. Robertson, Stephens & Company, L.P., its general partner, Robertson, Stephens & Company, Inc. and Sanford R. Robertson may be deemed to be control persons of Robertson, Stephens & Company Investment Management, L.P.

  Ronald E. Elijah joined Robertson, Stephens & Company Investment Management, L.P. in 1992 and is the portfolio manager for the Value + Growth Portfolio. From August 1985 to January, 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

  John L. Wallace is the portfolio manager for the Growth & Income Portfolio. Prior to joining Robertson, Stephens & Company Investment Management, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Robertson, Stephens & Company Investment Management, L.P., as full compensation for services rendered under the Agreement with respect to the Growth & Income and Value + Growth Portfolios the following annual fees:

      Growth & Income Portfolio .55% of first $200 million
                                .45% of average net assets over and above $200 million
      Value + Growth Portfolio  .55% of first $500 million
                                .45% of average net assets over and above $500 million

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

                            PERFORMANCE INFORMATION

  Performance information for each of the other Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the separate accounts of the Life Companies investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                   APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Sub-Advisers to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. The International Fixed Income Portfolio may also borrow to enhance income. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

BRADY BONDS

  Certain Portfolios of the Trust may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of Common Stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the Common Stock into which the securities are convertible, while earning a higher fixed rate of return than is available in Common Stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. Each Portfolio's Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Portfolios investing in fixed income obligations will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, these Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios investing in fixed income obligations from the continuous sales of their shares will likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by certain of these Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

  In conducting its credit research and analysis, the Sub-Adviser considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Sub-Adviser also relies, in part, on credit ratings compiled by a number of NRSROs. See the SAI for a description of bond ratings.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen--at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars--at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Sub-Advisers. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank);
(iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries;
(iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity Futures Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

  INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:

  . U.S. government securities,

  . commercial paper rated in one of the three highest rating categories
    (e.g., A-3 or higher by S&P);

  . short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

  . short-term bank obligations in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

  . bonds or bank obligations rated in one of the four highest rating categories (e.g., rated BBB- or higher by S&P);

  . unrated debt obligations determined by the Adviser to be of comparable quality; and

  . repurchase agreements involving investment-grade debt obligations.

  Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment-grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

  All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser to consider what action, if any, the Advantage Portfolio should take consistent with its investment objective.

ILLIQUID SECURITIES

  Up to 10% (15% for the International Fixed Income Portfolio, OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable:
(1) Repurchase Agreements with maturities greater than seven calendar days;
(2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon (except for the Money Market Portfolio); (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and
(6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, up to 10% of the Portfolio's assets may be invested in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. Each Portfolio's Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB - by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Adviser or Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.

OPTIONS ON SECURITIES

  OPTION PURCHASE. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  COVERED OPTION WRITING. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Sub-Adviser. Successful use by the Portfolio of options will depend on its Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when a Sub-Adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Portfolio will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A MUST COMPANY DOMICILED IN WILMINGTON, DELAWARE
G3059  10/97